SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Wilmington Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Wilmington Funds

Wilmington Large-Cap Strategy Fund

Wilmington International Fund

Wilmington Enhanced Dividend Income Strategy Fund

Wilmington Global Alpha Equities Fund

Wilmington Real Asset Fund

Wilmington Broad Market Bond Fund

Wilmington Municipal Bond Fund

Wilmington New York Municipal Bond Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

(Each a “Fund,” and collectively, the “Funds”)

1100 North Market Street

9th Floor

Wilmington, DE 19890

1-800-836-2211

January 3, 2024

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Wilmington Funds (the “Trust”) will be held at 2:00 pm Eastern Time on February 15, 2024, at the Trust’s principal executive offices at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

Your vote is very important to us. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone. Simply call the toll-free number on your proxy card, enter the control number found on the card, and follow the recorded instructions. You may also vote your shares via the internet. Simply go to the website indicated on your proxy card, enter the 12-digit control number found on the front of your proxy card, and follow the instructions to cast your vote. If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote.

If you have any questions before you vote, please call Wilmington Funds Shareholder Services toll-free at 1-800-836-2211. Thank you for your participation in this important initiative.

Very truly yours,

Eric W. Taylor

President, Wilmington Funds

Wilmington Funds

Wilmington Large-Cap Strategy Fund

Wilmington International Fund

Wilmington Enhanced Dividend Income Strategy Fund

Wilmington Global Alpha Equities Fund

Wilmington Real Asset Fund

Wilmington Broad Market Bond Fund

Wilmington Municipal Bond Fund

Wilmington New York Municipal Bond Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

(Each a “Fund,” and collectively, the “Funds”)

1100 North Market Street

9th Floor

Wilmington, DE 19890

1-800-836-2211

NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON

February 15, 2024

To Our Shareholders:

Notice is hereby given that a special meeting of the shareholders of the Funds of the Wilmington Funds (the “Trust”) will be held at 2:00 pm Eastern Time on February 15, 2024, at the Trust’s principal executive offices at 1100 North Market Street, 9th Floor, Wilmington, DE 19890 (the “Meeting”). The purpose of the Meeting is to vote on the following proposal:

1. To elect Gregory P. Chandler, Donald E. Foley, and Valerie J. Sill as Independent Trustees of the Trust, and Eric W. Taylor as an Interested Trustee of the Trust (together, the “Current Trustees”).

It is not anticipated that any matters other than that listed above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the attached Proxy Statement. Shareholders of record of each Fund at the close of business on December 13, 2023 are entitled to notice of, and to vote at, any such Meeting and adjournments thereof.

You are cordially invited to attend the Meeting. Shareholders are requested and encouraged to complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided for that purpose. Alternatively, to vote via telephone or internet, please refer to the enclosed proxy card. If you intend to attend the Meeting in person, you may register your presence with the registrar and vote your shares in person, even if you have previously voted your shares by proxy. If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your shares represented by the proxy will be voted at the Meeting in accordance with your instructions. Unless revoked, proxies that have been executed and returned by shareholders without instructions will be voted in favor of the proposals.

The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust (the “Board” or the “Trustees”), on behalf of each Fund.

The Board recommends that the shareholders of the Funds vote FOR the proposal.

By order of the Board of Trustees,

Lisa R. Grosswirth

Secretary, Wilmington Funds

January 3, 2024

Wilmington Funds

Wilmington Large-Cap Strategy Fund

Wilmington International Fund

Wilmington Enhanced Dividend Income Strategy Fund

Wilmington Global Alpha Equities Fund

Wilmington Real Asset Fund

Wilmington Broad Market Bond Fund

Wilmington Municipal Bond Fund

Wilmington New York Municipal Bond Fund

Wilmington U.S. Government Money Market Fund

Wilmington U.S. Treasury Money Market Fund

(Each a “Fund,” and collectively, the “Funds”)

PROXY STATEMENT DATED

JANUARY 3, 2024

SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD

ON

FEBRUARY 15, 2024

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of the Wilmington Funds (the “Trust”), on behalf of the Funds, for use at a special meeting of shareholders to be held at the Trust’s principal executive offices at 1100 North Market Street, 9th Floor, Wilmington, DE 19890, on February 15, 2024 at 2:00 pm Eastern Time, or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”). This Proxy Statement, the Notice of Special Meeting and the proxy card are being mailed to shareholders of the Funds on or about January 10, 2024.

Each Fund provides periodic reports to its shareholders, which highlight relevant information about the Funds, including investment results and a review of portfolio investments. You may receive an additional copy of the most recent annual report of a Fund and the most recent semi-annual report succeeding the annual report upon request without charge, by calling 1-800-836-2211, by downloading it from the Trust’s website at www.wilmingtonfunds.com or by writing to Wilmington Funds, 1100 North Market Street, 9th Floor, Wilmington, DE 19890.

INTRODUCTION AND SUMMARY OF THE PROPOSAL

At the Meeting, each shareholder of the Trust will be asked to elect the following Trustees to hold office during the continued lifetime of the Trust until he or she dies, resigns, retires, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is duly elected and qualified: Gregory P. Chandler, Donald E. Foley, Valerie J. Sill, and Eric W. Taylor (the “Current Trustees”).

The Board has determined to request that shareholders elect the Current Trustees because Ms. Sill and Mr. Taylor have been serving as Trustees since 2020 and 2022, respectively, but have not previously been elected by shareholders. Mr. Chandler and Mr. Foley have previously been elected by shareholders of the Trust.

The shareholders of each of the Funds comprising separate series of the Trust will be entitled to vote at the Meeting on the proposal being presented for shareholder consideration. Pursuant to the Declaration of Trust of the Wilmington Funds (the “Declaration of Trust”), the shareholders of each Fund will vote together on the proposal.

If shareholders of the Funds do not approve the Proposal, the Board will consider other alternatives. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and each Fund.

THE PROPOSAL: ELECTION OF TRUSTEES

At the Meeting, shareholders of the Trust will be asked to elect the following Current Trustees: Gregory P. Chandler, Donald E. Foley, Valerie J. Sill, and Eric W. Taylor, each to hold office during the continued lifetime of the Trust until he or she dies, resigns, retires, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are duly elected and qualified.

At the meeting of the Board of Trustees on December 7-8, 2023, the Board, at the recommendation of the Trust’s Nominating and Governance Committee, nominated each Current Trustee for election to the Board by the shareholders of the Trust. Information about each Current Trustee nominee is presented immediately below. The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Chandler, Foley, and Taylor and Ms. Sill. Messrs. Chandler, Foley, and Taylor and Ms. Sill have indicated that they will continue to serve on the Board, and the Board has no reason to believe that Messrs. Chandler, Foley, and Taylor and Ms. Sill will become unavailable to continue to serve as Trustees. If the nominees are unavailable to serve for any reason, the persons named as proxies will vote for such other nominees nominated by the Independent Trustees.

Certain information regarding the Current Trustees as well as the executive officers of the Trust is set forth below. Each Trustee listed below, with the exception of Mr. Taylor, is not an “interested person” of the Trust, an investment adviser of a series of the Trust, or the underwriter of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and is referred to as an “Independent Trustee.” Mr. Taylor is an “interested person” of the Trust and the investment adviser within the meaning of the 1940 Act and is referred to as an “Interested Trustee.” Unless otherwise indicated, the address of each Trustee and Officer of the Trust as it relates to the Trust’s business is 1100 North Market Street, 9th Floor, Wilmington, DE 19890.

CURRENT INTERESTED TRUSTEE

Name and Date of Birth	Position(s) Held with the Trust	Term of Office[1]	Principal Occupation(s) for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Eric W. Taylor Birth Date: 12/1981	Trustee President of the Trust	Interested Trustee since 2022. President since 2022.	Executive Vice President, Head of Investment Implementation and Investment Advisor Services, Manufacturers and Traders Trust Co. (2018 to Present).	10	None

Mr. Taylor is an “Interested Trustee” due to his current affiliation with Wilmington Trust, N.A., a subsidiary of M&T Bank Corporation and parent company of Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc., investment advisers to the Funds (together, the “Adviser”).

CURRENT INDEPENDENT TRUSTEES

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Service[1]	Principal Occupation(s) for Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee of Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Gregory P. Chandler Birth Date: 12/1966	Trustee	Independent Trustee since 2017.	Chief Financial Officer, Herspiegel Consulting LLC (pharmaceutical consulting) (2020 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present); Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (March 2020 to November 2020); Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020).	10	Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Specialty Lending Fund (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Service[1]	Principal Occupation(s) for Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee of Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Donald E. Foley Birth Date: 8/1951	Chair Trustee	Chair since 2023. Independent Trustee since 2018. Interested Trustee from 2015 to 2018.	Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (2017 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).	10	Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Service[1]	Principal Occupation(s) for Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee of Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Valerie J. Sill Birth date: 5/1962	Trustee	Independent Trustee since 2020.	President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).	10	Trustee, Longwood Gardens (2005 to present); Trustee, Christiana Care Health System (2012 to 2021); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

1 Each Trustee shall hold office for the lifetime of the Trust until he or she dies, resigns, retires, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees and until his or her successor is duly elected and qualified. The tenure of each Independent Trustee is subject to the Board’s retirement policy, which states that a trustee shall retire from the Board on December 31 of the calendar year during which he or she turns 75 years of age.

CURRENT EXECUTIVE OFFICERS

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Service	Principal Occupation(s) During the Past Five Years
Eric W. Taylor Birth Year: 1981	President	Shall serve at the pleasure of the Board and until successor is elected and qualified. President since August 2022.	Executive Vice President, Head of Investment Implementation and Investment Advisor Services, Manufacturers and Traders Trust Co. (2018 to Present).

John C. McDonnell Birth Year: 1966	Chief Operations Officer and Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Chief Operations Officer since June 2017. Vice President since June 2012.	Chief Operations Officer, Wilmington Funds; Senior Vice President, Wilmington Funds Management Corporation (“WFMC”) (2005 to present); Senior Vice President, Wilmington Trust Investment Advisors, Inc. (“WTIA”) (2012 to present).

Kaushik Goswami Birth Year: 1973	Chief Compliance Officer and AML Compliance Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Chief Compliance Officer and AML Compliance Officer since October 2021.	Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds (2021 to present); Senior Vice President, M&T Bank.

John J. Kelley Birth Year: 1959	Vice President	Shall serve at the pleasure of the Board and until successor is elected and qualified. Vice President since December 2016.	President, WFMC; Senior Vice President and Chief Administrative Officer, WTIA.

Robert L. Tuleya Birth Year: 1974	Vice President and Assistant Secretary	Shall serve at the pleasure of the Board and until successor is elected and qualified. Vice President and Assistant Secretary since September 2018.	Senior Vice President and Assistant Secretary, Wilmington Funds; Senior Vice President and Assistant Secretary, WFMC (2018 to present); Senior Vice President and Assistant Secretary, WTIA (2018 to present); Senior Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Senior Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Charles S. Todd Three Canal Plaza, Suite 100 Portland ME 04101 Birth Year: 1971	Chief Executive Officer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Chief Executive Officer since June 2022.	Managing Director, Fund Officers, ACA Group, previously Foreside Financial Group (2008 to present).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth Year: 1963	Secretary	Shall serve at the pleasure of the Board and until successor is elected and qualified. Secretary since September 2007.	Vice President, BNY Mellon Asset Servicing (2004 to present).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth Year: 1965	Chief Financial Officer and Treasurer	Shall serve at the pleasure of the Board and until successor is elected and qualified. Chief Financial Officer and Treasurer since October 2020.	Senior Principal Consultant and Fund Principal Financial Officer, ACA Group, previously Foreside Financial Group (2020 to present).

BOARD LEADERSHIP STRUCTURE

The Board of Trustees is composed of four Independent Trustees, including Nicholas A. Giordano who is retiring effective December 31, 2023, and one Interested Trustee. Donald E. Foley, Independent Trustee, serves as the Chairman of the Board and presides at meetings of the Board. Mr. Foley regularly communicates with representatives of the Adviser and the Trust. Mr. Foley leads the deliberative meetings of the Independent Trustees that are held outside of the presence of management personnel. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel. Mr. Foley may perform such other functions as may be requested by the Board from time to time. The Board believes that having a super-majority of Independent Trustees, coupled with an Independent Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics.

The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust, including, among other things, approving the investment goals, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including with the Adviser, the sub-advisers, the administrator, the transfer agent, the distributor and the custodian. The Trustees are responsible for approving these service providers, approving the terms of their contracts with the Funds, and exercising general oversight of these service providers on an ongoing basis.

COMMITTEES OF THE BOARD

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	Gregory P. Chandler, Chair Donald E. Foley Valerie J. Sill	The purposes of the Audit Committee are to oversee the accounting and financial reporting processes of the Funds, the Funds’ internal control over financial reporting and the quality and integrity of the independent audit of the Funds’ financial statements. The Audit Committee also oversees or assists the	Four

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds’ independent registered public accountants, acts as a liaison between the independent registered public accountants and the Board and reviews the Funds’ internal audit function.

Nominating and Governance	Valerie J. Sill, Chair Gregory P. Chandler Donald E. Foley	The Nominating and Governance Committee, whose members are all Independent Trustees, selects and nominates persons for election to the Trust’s Board when vacancies occur. The Nominating and Governance Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Funds’ agents or service providers and counsel to the Trust. Any shareholder who desires to have an individual considered for nomination by the Nominating and Governance Committee must submit a recommendation in writing to the Secretary of the Trust, at 1100 North Market Street, 9th Floor, Wilmington, DE 19890. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Nominating and Governance Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and	Four

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
attention necessary to fulfill Board responsibilities. In addition, the Nominating and Governance Committee provides a forum for the Independent Trustees to address important issues of corporate governance for the Trust, including Trustee compensation and the Board self-evaluation, and to make appropriate recommendations to the full Board regarding sound governance practices. The Board has adopted and approved a formal written charter for the Nominating and Governance Committee. A copy of the Nominating and Governance Committee Charter is included herein as Appendix A.

EXPERIENCE OF TRUSTEES

Described below for each Trustee are specific experiences, qualifications, attributes or skills that support a conclusion that he or she should serve as a Trustee of the Trust as of the date of this proxy statement and in light of the Trust’s business and structure. The role of an effective Trustee inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Trustee may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Trustee evidences those abilities and is appropriate to his or her serving on the Trust’s Board of Trustees. Further information about each Trustee is set forth in the table above describing the business activities of and other directorships held by each Trustee during the past five years.

Interested Trustee

Mr. Taylor has served as a Trustee of the Trust since October 2022 and President of the Trust since August 2022, while acting as Executive Vice President, Manufacturers and Traders Trust Company, as Head of Investment Implementation and Investment Advisor Services, and previously, as Director of Investment Planning and Portfolio Implementation, Regional Investment Advisory Lead & Regional Investment Implementation Officer, and Senior Investment Advisor. His current position within the M&T organization entails significant responsibilities.

Independent Trustees

Mr. Chandler has served as an Independent Trustee of the Trust since July 2017. He has significant experience related to the business and financial services industries and currently serves as a Trustee to the RBB Fund Series Trust and as a Trustee to FS Specialty Lending Fund. Mr. Chandler is also Chief Financial Officer of Herspiegel Consulting LLC. He presently serves as Chair of the Audit Committee of the Trust.

Mr. Foley has served as a Trustee of the Trust since December 2015. He has significant experience related to the business and financial services industries, having previously served as an Advisory Member of the Trust and Investment Committee of M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company. He currently serves on the Board of Directors of AXA Equitable and 1290 Mutual Funds. He previously served as a Director of M&T Bank Corporation and M&T Bank and was Chairman and Chief Executive officer of Wilmington Trust Corporation. Mr. Foley presently serves as Chairman of the Board of the Trust.

Ms. Sill has served as an Independent Trustee of the Trust since April 2020. She has significant experience related to the business and financial services industries, being the President, Chief Executive Officer and Chief Investment Officer of DuPont Capital Management, an asset management firm. She has also served as a trustee to other firms, as well as Advisory Counsel to the Federal Reserve Bank of Philadelphia’s Economic Advisory Council. Ms. Sill presently serves as Chair of the Nominating and Governance Committee of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee brings to the entire Board, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard.

Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences.

To assist them in evaluating matters under federal and state law, the Independent Trustees may benefit from information provided by counsel to the Trust. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

BOARD OVERSIGHT OF TRUST RISK

The Board has not established a formal risk committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. At each regular Board meeting, the Adviser reports to the full Board on actual and potential risks to the Funds and the Trust as a whole. In addition, as part of its regular quarterly reports to the Board about various matters, the Adviser reports to the Board on the various elements of risk, including investment risk, credit risk, liquidity risk and operational risk, as well as overall business risks relating to the Fund. In addition, the Audit Committee considers risks related to financial reporting and controls.

The Board has appointed a Chief Compliance Officer (the “CCO”) who reports directly to the Board’s Independent Trustees and provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning compliance matters. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (the “Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws. The CCO also regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees, including concerning the Adviser, as applicable.

SECURITY AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Fund complex, as of December 31, 2022.

NOMINEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITIY SECURITIES IN ALL FUNDS OVERSEEN OR TO BE OVERSEEN BY NOMINEE IN THE TRUST
Interested Board Member
Eric W. Taylor	None	None

Independent Board Members
Gregory P. Chandler		Over $100,000
Wilmington Enhanced Dividend Income Strategy Fund	Over $100,000
Wilmington Broad Market Bond Fund	$1-$10,000
Wilmington International Fund	$50,001-$100,000
Wilmington Large Cap Strategy Fund	$10,001-$50,000
Wilmington Real Asset Fund	$1-$10,000
Wilmington Global Alpha Equities Fund	$50,001-$100,000
Wilmington Municipal Bond Fund	$1-$10,000

Donald E. Foley		Over $100,000
Wilmington Global Alpha Equities Fund	$10,001-$50,000
Wilmington International Fund	$10,001-$50,000
Wilmington Large-Cap Strategy Fund	$50,001-$100,000

Valerie J. Sill		Over $100,000
Wilmington Large-Cap Strategy Fund	Over $100,000

As of December 31, 2022, the Fund’s Board and Officers as a group owned 2% of the Wilmington Enhanced Dividend Income Strategy Fund’s outstanding shares and less than 1% of the outstanding shares of each of the other Funds.

COMPENSATION

In addition to the fees below, the Trust reimburses the Independent Trustees for their related business expenses. The following table shows the fees paid to the Trustees during the fiscal year ended April 30, 2023.

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF THE TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND COMPLEX PAID TO THE TRUSTEE
Eric W. Taylor	None	None	None	None
Nicholas A. Giordano	$150,250	None	None	$150,250
Gregory P. Chandler	$142,500	None	None	$142,500
Donald E. Foley	$143,375	None	None	$143,375
Valerie J. Sill	$133,375	None	None	$133,375

The Trust does not maintain any pension or retirement plans for the officers or Trustees of the Trust.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders who wish to communicate in writing with the Board or any Trustee may do so by sending their written correspondence addressed to the Board or the Trustee to Wilmington Funds, Attn: Lisa R. Grosswirth, c/o BNY Mellon, 240 Greenwich Street, 22nd Floor, New York, NY 10286.

REQUIRED VOTE

Approval of the Proposal requires a plurality of votes cast at a shareholders’ meeting at which quorum is present. According to the Trust’s Declaration of Trust, 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting shall constitute a quorum at such meeting for purposes of this vote.

As of December 13, 2023, the record date for the Special Meeting, more than 50% of the Trust’s outstanding shares are held in asset management, trust, custody or brokerage accounts with respect to which affiliates of the Advisor have voting discretion. The Adviser expects shares held in such accounts will be voted in favor of the proposal.

The Board recommends that shareholders of the Funds vote FOR the election of the Current Trustees.

OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than the Proposal, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specifications will be voted in favor of the election of the Current Trustees and in favor of the election of the New Trustee and, as to any other matter properly coming before the meeting, in accordance with the judgment of the persons named in the proxy.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PWC”), Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, has been selected by the Trustees, including a majority of the Independent Trustees, to serve as the Trust’s independent registered public accounting firm for the Trust’s fiscal year ending April 30, 2023. PWC, in accordance with the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Trust and each series of the Trust. The Audit Committee has approved the engagement of PWC as the Trust’s independent registered public accounting firm for the current fiscal year. A representative of PWC will not be present at the Meeting. For the fiscal year ended April 30, 2023, PWC received “audit fees,” “audit-related fees,” “tax fees” and “all other fees” in the amounts of $408,843, $0, $90,778 and $0, respectively.1 For the fiscal year ended April 30, 2022, PWC received “audit fees,” “audit-related fees,” “tax fees” and “all other fees” in the amounts of $396,560, $0, $131,920 and $0, respectively.

Prior to the commencement of any engagement, the Audit Committee is required to approve the engagement of the independent registered public accounting firm to provide audit or non-audit services to the Funds, or to provide non-audit services to any investment adviser, sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or sub-adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. If action is required prior to the next Audit Committee meeting, the Chair of the Audit Committee may approve or deny the request on behalf of the Audit Committee or determine to call a meeting of the Audit Committee. If the Chair of the Audit Committee is unavailable, any other member of the Audit Committee to whom the Audit Committee has delegated authority may serve as an alternate for the purpose of approving or denying the request. All of the audit, audit-related and tax services described above for which PWC billed the Trust fees for the fiscal year ended April 30, 2023 were pre-approved by the Audit Committee.

There were no services rendered by PWC to the Trust or its series for which the approval requirement was waived. During the same period, all services provided by PWC to the Trust, its series, an investment adviser or adviser-affiliate that were required to be approved were approved as required. The Audit Committee has considered whether the provision of non-audit services that were rendered by PWC to an investment adviser or an adviser-affiliate that were not approved (not requiring approval), if any, is compatible with maintaining PWC’s independence.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the Trust or its, and rendered to the Trust’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust for the fiscal years ended April 30, 2023 and April 30, 2022 and were $90,778 and $131,920, respectively.

ADDITIONAL SERVICE PROVIDERS

The service providers currently engaged by the Trust with respect to the Funds to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

[1]

“Audit fees” are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. “Audit-related fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators. “Tax fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews. “All other fees” are fees for products and services provided to the Trust other than those reported under “audit fees,” “audit-related fees” and “tax fees.”

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Investment Adviser and Co-Administrator

Wilmington Funds Management Corporation

1100 North Market Street, 9th Floor

Wilmington, Delaware 19890

Transfer Agent, Co-Administrator, Accountant and Custodian

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, Delaware 19809

Legal Counsel

Stradley Ronon Stevens & Young, LLP

Financial Printers

DFIN Solutions

VOTING AND SOLICITATION INFORMATION

Shareholders are entitled to one vote for each Fund share held at the close of business on the Record Date. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by WTIA. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of WFMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Trust also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Trust at 1-800-836-2211.

REVOCATION OF PROXY

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, c/o BNY Mellon, 240 Greenwich Street, 22nd Floor, New York, NY 10286) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

Thirty-three and one-third percent of the shares present in person or represented by proxy and entitled to a vote at the Meeting shall constitute a quorum at the Meeting. When a separate vote by one or more Funds is required, 33 1/3% of the shares of each Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting of such Fund. The Meeting, whether or not a quorum is present, may be adjourned from time to time (and at any time during the course of the Meeting) by a majority of the votes cast by those shareholders present in person or by proxy, or by the chairperson of the meeting. Any adjournment may be with respect to one or more Proposals, but not necessarily all Proposals, to be voted or acted upon at the Meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at the Meeting prior to adjournment.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as votes cast. With respect to the Proposal, which requires approval by a plurality of the votes cast, abstentions and broker non-votes would have no effect.

SHAREHOLDINGS INFORMATION

Holders of record of the shares of the Funds on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. As of the Record Date, each Fund had the following shares issued and outstanding:

FUND NAME	TOTAL SHARES OUTSTANDING
Wilmington Large-Cap Strategy Fund	19,650,941.863
Wilmington International Fund	60,682,772.817
Wilmington Global Alpha Equities Fund	17,728,197.935
Wilmington Real Asset Fund	29,079,236.334
Wilmington Enhanced Dividend Income Strategy Fund	6,176,070.041
Wilmington Broad Market Bond Fund	65,921,333.063
Wilmington Municipal Bond Fund	25,937,942.183
Wilmington New York Municipal Bond Fund	4,264,271.133
Wilmington U.S. Government Money Market Fund	10,343,410,482.930
Wilmington U.S. Treasury Money Market Fund	2,030,018,074.650

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund:

Fund/Class	Account Name and Address	% Owned of Class
Wilmington Large Cap Strategy Fund Class I	SEI PRIVATE TRUST COMPANY C/O M&T BANK/WTC ID 337 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	50.08
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	18.77
	SEI PRIVATE TRUST CO. C/O ID 337 ATTN: MUTUAL FUND ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	14.18

Wilmington International Fund Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	28.83
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.12
	CHARLES SCHWAB FOR SPECIAL CUSTODY ACCOUNT FBO OF OUR CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.03

Wilmington International Fund Class I	SEI PRIVATE TRUST CO C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	40.72
	SEI PRIVATE TRUST CO C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	37.91
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.62

Wilmington Global Alpha Equities Fund Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	50.77
	CHARLES SCHWAB FOR SPECIAL CUSTODY ACCOUNT FBO OF OUR CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	28.80
	ROBERT W BAIRD & CO. INC. A/C 3265-6131 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	7.85
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.65

Wilmington Global Alpha Equities Fund Class I	SEI PRIVATE TRUST COMPANY C/O M&T BANK/WTC ID 337 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	49.25
	SEI PRIVATE TRUST CO C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMIN ONE FREEDOM VALLEY DR OAKS PA 19456	21.75
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	13.81
	SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	9.81

Wilmington Real Asset Fund Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	80.47
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.11

Wilmington Real Asset Fund Class I	SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMIN. ONE FREEDOM VALLEY DRIVE OAKS PA 19456	44.24
	SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	30.18
	SEI PRIVATE TRUST COMPANY C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	10.91
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.64

Wilmington Enhanced Dividend Income Strategy Fund Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	86.34

Wilmington Enhanced Dividend Income Strategy Fund Class I	SEI PRIVATE TRUST CO C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	51.63
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	32.97
	SEI PRIVATE TRUST CO C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	11.45

Wilmington Broad Market Bond Fund Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	71.04
	KATHLEEN S FOLEY MING JIAO JTWROS 27912 195TH AVE SE KENT WA 98042-8532	5.47

Wilmington Broad Market Bond Fund Class I	SEI PRIVATE TRUST CO C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	36.53
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	32.57
	SEI PRIVATE TRUST CO C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	14.32
	SEI PRIVATE TRUST CO C/O M&T BANK ID 337 ATTN: MUTUAL FUND ADMINISTRATOR 1 FREEDOM VALLEY DR OAKS PA 19456-9989	8.22

Wilmington Municipal Bond Fund Class I	SEI PRIVATE TRUST COMPANY C/O M&T BANK/WTC ID 337 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	64.34
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	14.71
	SEI PRIVATE TRUST CO C/O M&T BANK/WTC ID 337 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	13.64

Wilmington New York Municipal Bond Fund Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	79.19
	VANGUARD BROKERAGE SERVICES BIN 11111111 100 VANGUARD BLVD MALVERN PA 19355	6.95
	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.11

Wilmington New York Municipal Bond Fund Class I	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	72.13
	SEI PRIVATE TRUST COMPANY C/O M&T BANK/WTC ID 337 ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	14.52

Wilmington U.S. Government Money Market Fund Administrative Shares	MANUFACTURERS & TRADERS TICE & CO 8TH FLOOR ATTN TRUST DEPT CASH MGMT CLERK PO BOX 1377 BUFFALO NY 142420-1377	99.99

Wilmington U.S. Government Money Market Fund Institutional Shares	MANUFACTURERS & TRADERS TICE & CO 8TH FLOOR ATTN TRUST DEPT CASH MGMT CLERK PO BOX 1377 BUFFALO NY 142420-1377	99.31

Wilmington U.S. Government Money Market Fund Select Shares	MANUFACTURERS & TRADERS TICE & CO 8TH FLOOR ATTN TRUST DEPT CASH MGMT CLERK PO BOX 1377 BUFFALO NY 142420-1377	72.97

	M&T BANK COMMERCIAL SWEEP ACCOUNTS ATTN: SWEEP OPERATIONS 626 COMMERCE DR AMHERST NY 14228-2307	25.66

Wilmington U.S. Government Money Market Fund Service Shares	MANUFACTURERS & TRADERS TICE & CO 8TH FLOOR ATTN TRUST DEPT CASH MGMT CLERK PO BOX 1377 BUFFALO NY 142420-1377	97.80

Wilmington U.S. Treasury Money Market Fund Administrative Shares	MANUFACTURERS & TRADERS TICE & CO 8TH FLOOR ATTN TRUST DEPT CASH MGMT CLERK PO BOX 1377 BUFFALO NY 142420-1377	99.82

Wilmington U.S. Treasury Money Market Fund Institutional Shares	MANUFACTURERS & TRADERS TICE & CO 8TH FLOOR ATTN TRUST DEPT CASH MGMT CLERK PO BOX 1377 BUFFALO NY 142420-1377	100.00

Wilmington U.S. Treasury Money Market Fund Select Shares	M&T BANK COMMERCIAL SWEEP ACCOUNTS ATTN: SWEEP OPERATIONS 626 COMMERCE DR AMHERST NY 14228-2307	50.19
	MANUFACTURERS & TRADERS TICE & CO 8TH FLOOR ATTN TRUST DEPT CASH MGMT CLERK PO BOX 1377 BUFFALO NY 142420-1377	40.70
	M&T BANK BUSINESS BANKING AGILETICS ACCTS ATTN: SWEEP OPERATIONS 626 COMMERCE DR AMHERST NY 14228-2307	5.77

Wilmington U.S. Treasury Money Market Fund Service Shares	ARTHUR P HERMAN SAN FRANCISCO CA 94118-1204	100.00

As of the Record Date, Officers and Trustees of the Trust owned individually and together less than 1% of the outstanding states of the Trust and of each Fund (or class thereof).

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o BNY Mellon, 240 Greenwich Street, 22nd Floor, New York, NY 10286, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, the Fund and the shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES

By Order of the Board of Trustees of the Wilmington Funds,

Lisa R. Grosswirth

Secretary, Wilmington Funds

January 3, 2024

APPENDIX A

Wilmington Funds

Nominating and Governance Committee Charter

The Nominating and Governance Committee (the “Committee”) of the Wilmington Funds (the “Trust”) shall be composed solely of Trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (individually, an “Independent Trustee” and collectively, the “Independent Trustees”). The Board of the Trust shall appoint the members of the Committee. The Chairman of the Committee shall be appointed by the Board.

Purpose. The mission of the Committee is to select and nominate for election to the full Board appropriate candidates for service as Independent Trustees of the Trust. The Committee shall review nominations from management regarding any proposed interested Trustee. In addition, the mission of the Committee is to provide a forum for the Independent Trustees to address important issues of corporate governance for the Trust, including to make appropriate recommendations to the full Board regarding sound governance practices. Finally, the Committee shall address the items listed below under Governance Responsibilities.

Meetings. Meetings of the Committee shall be held as necessary at such times and places as determined from time to time by the Chair of the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent, including through electronic means. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business. The Committee shall report its activities to the full Board.

Nominating Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be.

The Committee will establish a Nomination and Appointment Policy pursuant to which it will consider nominations. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund’s agents or service providers, counsel to the Fund and Independent Trustees and qualifying fund shareholders. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. The Committee shall make nominations to the Board for membership on all committees of the Board and shall review committee assignments at least annually as part of the annual Board self-evaluation.

1

Governance Responsibilities. The core philosophy of the Independent Trustees is an unwavering commitment to protecting the best interests of Trust shareholders. The Committee shall develop a set of practices to guide the Board and the Committee in considering governance issues, which are to be approved by the Board. In addition, the Committee shall have the following specific functions:

Nominating Functions:

(1) to identify and recommend to the full Board individuals qualified to be Trustees;

(2) to recommend to the full Board nominees for standing committee members and standing committee chairpersons;

Governance Functions:

(3) to conduct the annual self evaluation of the Board of the Trust and its committees as called for by the SEC fund governance rules, and to address any issues that arise therefrom, as deemed necessary and appropriate;

(4) to periodically review and, as appropriate, recommend changes in Board governance policies, procedures and practices concerning the structure and operations of the Board;

(5) to review and make appropriate recommendations to the Board when there is a material change in the status of a Trustee (e.g., due to health, outside commitments or other reasons);

(6) to periodically review the independence of the Independent Trustees and make recommendations to the full Board when there is a material change in such independence;

(7) to review the independence of Independent Legal Counsel to the Independent Trustees;

(8) to annually review the Trust’s Fidelity bond and directors’ and officers’/errors and omissions insurance coverage and recommend to the full Board renewal of and/or changes to that coverage;

(9) to annually review the size of the Board and its standing committees;

(10) to annually review continuing education needs of the Board;

(11) to periodically review trustee compensation (including compensation for service on any committee) and recommend to the full Board any changes to that compensation; and

(12) to periodically review Chief Compliance Officer compensation and recommend to the full Board any changes to that compensation.

2

Miscellaneous. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain and compensate special counsel, search and consulting firms and other experts, at the expense of the Trust or the appropriate Fund of the Trust.

Members of the Committee shall be compensated as determined by the Board.

The Committee shall review this Charter periodically and shall recommend any changes thereto to the full Board of the Trust. The approval of the full Board is required for the initial adoption of, and any material amendment to, this Charter.

As amended June 8, 2016, March 10, 2022, and March 22, 2023

3

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V27693-S79621

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The proposal for the Funds have been carefully reviewed by the Trust's Board of Trustees (the "Board"). The Trustees of the Trust, most of whom are not affiliated with Wilmington Trust, are responsible for looking after your interests as a shareholder of the Fund. The Board unanimously recommends that you vote FOR the proposal:

	For All	Withhold All	For All Except
1. **Proposal 1:** To elect (the "Current Trustees") as Independent Trustees of the Trust; 01) Gregory P. Chandler 02) Donald E. Foley 03) Valerie J. Sill. To elect (the "New Trustee") as an Interested Trustee of the Trust. 04) Eric W. Taylor	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Shareholders of record as of the close of business on December 13, 2023 are entitled to vote at the special meeting or any adjournment thereof.

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Wilmington Funds' Shareholder Meeting to Be Held on February 15, 2024.
The Proxy Statement for this meeting is available at: http://wilmingtonlit.com/downloads/news/2024_Proxy_Election_of_Trustees.pdf

V27694-S79621

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
WILMINGTON FUNDS
TO BE HELD ON FEBRUARY 15, 2024

The undersigned, revoking any and all previous proxies, hereby appoint(s) John C. McDonnell and John J. Kelley, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Wilmington Funds (the "Fund") listed on the reverse side, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Funds to be held at 3:00 p.m. Eastern Time on February 15, 2024, at the principal executive offices of the Wilmington Funds (the "Trust"), located at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. **This proxy is solicited on behalf of the Board of Trustees of the Trust on behalf of the Fund.**

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. **If no specification is made, this proxy will be voted "FOR" the proposal listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.**

Please vote, date and sign on reverse side and return promptly in enclosed envelope.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT